SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): January 8, 2004


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



            Delaware                      1-9494                      13-3228013
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer Identification
         incorporation)                                                 Number)


  727 Fifth Avenue, New York, New York                                  10022
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:  (212) 755-8000

Item 9.  Regulation FD Disclosure.

On January 8, 2004, Tiffany & Co. issued a press release announcing its preliminary, unaudited sales figures for the period from November 1 to December 31, 2003. A copy of the press release containing the announcement is included as
Exhibit 99.1 to this Current Report.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 9 Regulation FD Disclosure. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly stated by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TIFFANY & CO.


                                      BY: /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, Secretary and
                                          General Counsel


Date: January 8, 2004

                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Text  of  Press  Release  issued  by  Tiffany  &  Co.,  dated
                  January 8, 2004.